Exhibit 10.15.3
EXECUTION VERSION

THIS    SEVENTH    AMENDMENT    TO    CREDIT    AGREEMENT    (this
“Amendment”), dated as of December 16, 2022 (the “Amendment Date”), is entered into by and between BCRED MAROON PEAK FUNDING LLC, as borrower (the “Borrower”) and MORGAN STANLEY SENIOR FUNDING INC., as administrative agent (in such capacity, the “Administrative Agent”).

WHEREAS, the Borrower, the lenders from time to time party thereto (the “Lenders”), Blackstone Private Credit Fund, as equityholder, the Administrative Agent, the designated subsidiaries from time to time party thereto and U.S. Bank Trust Company, National Association, as collateral agent (as successor in interest to U.S. Bank National Association) (in such capacity, the “Collateral Agent”) have previously entered into that certain Credit Agreement, dated as of January 28, 2021 (as the same may be amended, modified or supplemented prior to the Amendment Date in accordance with the terms thereof, the “Credit Agreement”);

WHEREAS, the Borrower and the Administrative Agent desire to amend certain provisions of the Credit Agreement to reflect a reduction in the Maximum Facility Amount, in accordance with Section 10.02 thereof and subject to the terms and conditions set forth herein; and

NOW THEREFORE, in consideration of the foregoing premises and the mutual agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

ARTICLE I

Definitions

SECTION 1.1.    Defined Terms. Terms used but not defined herein have the respective meanings given to such terms in the Credit Agreement.

ARTICLE II

Amendments to Transaction Documents SECTION 2.1.    As of the Amendment Date:
(a)the definition of “Maximum Facility Amount” in Section 1.01 of the Credit Agreement shall be amended by deleting “$800,000,000” and inserting “$300,000,000” in lieu thereof; and

(b)the Lender Commitments listed on Annex A of the Credit Agreement shall be amended by (i) deleting “$350,700,000” and inserting “$131,512,500” for Morgan Stanley Bank, N.A. and (ii) deleting “$449,300,000” and inserting “$168,487,500” for Canadian Imperial Bank of Commerce.

Exhibit 10.15.3
ARTICLE III

Representations and Warranties

SECTION 3.1. The Borrower hereby represents and warrants to the Administrative Agent and the Lenders that, as of the Amendment Date, (i) no Default or Event of Default has occurred and is continuing and (ii) the representations and warranties of the Borrower contained in the Collateral Documents are true and correct in all material respects on and as of such day.

ARTICLE IV

Conditions Precedent

SECTION 4.1. The effectiveness of this Amendment is subject to satisfaction of the following conditions:

(a)its execution and delivery by each party hereto; and

(b)the payment by the Borrower in immediately available funds of all fees (including reasonable and documented fees, disbursements and other charges of outside counsel to the Administrative Agent) to be received on the Amendment Date.

ARTICLE V

Miscellaneous

SECTION 5.1. Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

SECTION 5.2. Severability Clause. In case any provision in this Amendment shall be invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 5.3. Ratification. Except as expressly amended hereby, the Credit Agreement is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. This Amendment shall form a part of the Credit Agreement for all purposes.

SECTION 5.4. Counterparts. The parties hereto may sign one or more copies of this Amendment in counterparts, all of which together shall constitute one and the same agreement. Delivery of an executed signature page of this Amendment by facsimile or email transmission shall be effective as delivery of a manually executed counterpart hereof.

Exhibit 10.15.3

SECTION 5.5. Headings. The headings of the Articles and Sections in this Amendment are for convenience of reference only and shall not be deemed to alter or affect the meaning or interpretation of any provisions hereof.

[Signature Pages Follow]

Exhibit 10.15.3
IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the Amendment Date.

BORROWER:

BCRED MAROON PEAK FUNDING LLC
By: Blackstone Private Credit Fund, as sole member

By:	/s/ Marisa Beeney
Name: Marisa Beeney
Title: Authorized Signatory

[Signature Page to Seventh Amendment to Credit Agreement] BCRED Maroon Peak Funding LLC

Exhibit 10.15.3
ADMINISTRATIVE AGENT:

MORGAN STANLEY SENIOR FUNDING INC.

By:	/s/ Prabu Soundararajan
Name: Prabu Soundararajan
Title: Authorized Signatory

[Signature Page to Seventh Amendment to Credit Agreement] BCRED Maroon Peak Funding LLC

Exhibit 10.15.3

[Signature Page to Seventh Amendment to Credit Agreement] BCRED Maroon Peak Funding LLC